Exhibit 10.35

EXECUTION COPY
SECOND AMENDED AND RESTATED
MASTER AIRCRAFT TIME SHARING AGREEMENT
THIS SECOND AMENDED AND RESTATED MASTER AIRCRAFT TIME
SHARING AGREEMENT (this “Agreement”) is entered into effective as of August 13, 2021 (the “Effective Date”) by and among L Brands Service Company, LLC (f/k/a Limited Service Corporation and Limited Brands Service Company, LLC) (“Company”), and each of the individuals whose name appears on the signature page(s) hereto (each, a “Lessee”).
    WHEREAS, Company controls, holds a leasehold interest in, and operates that certain Aircraft identified in Schedule 1.
WHEREAS, Company employs, or contracts for the services of, a fully qualified flight crew to operate the Aircraft.
WHEREAS, each Lessee is a director, officer or high-ranking executive employee of Company or an Affiliate.
    WHEREAS, Company has determined in accordance with Company’s applicable policy, as may be in effect from time to time, that, incident to the employment or directorship relationship between the Lessees and Company or Company’s Affiliates, it is to the benefit of Company to permit the use of the Aircraft by the Lessees for personal flight needs, to the extent consistent with the scheduling needs of the Company, for many of the same reasons that support use of the Aircraft by the Lessees for travel on Company-related business, including but not necessarily limited to: enhancing security and privacy; maintaining communication between Company and its directors, officers and high ranking executives; permitting the Lessees in their capacity as directors, officers or high ranking executives to work on Company-related business while traveling by providing a convenient, private and confidential setting for the review of sensitive documents or the conduct of confidential discussions by telephone or in person; and reducing travel-related stress, delay and fatigue that might otherwise reduce efficiency or delay the return to work; and Company is therefore willing to lease the Aircraft, with flight crew, on a non-exclusive basis, to the Lessees on a time sharing basis as defined in Section 91.501(c)(1) of the FAR (defined in Section 1.1 hereof).
    WHEREAS, each of the Lessees desires from time to time to lease the Aircraft, with a flight crew, on a non-exclusive basis, from Company on a time sharing basis as defined in Section 91.501(c)(1) of the FAR upon the terms and subject to the conditions set forth herein.
WHEREAS, during the Term of this Agreement, the Aircraft will be subject to use by Company and/or other one or more leases to third-parties.
WHEREAS, prior to the execution of this Agreement, each of the prior Lessees, except those whose names appear on the signature pages(s) hereto, has ceased to be a Lessee [and Company has designated a different Aircraft for the purpose of this Agreement].

WHEREAS, Company and the Lessees desire to restate the Amended and Restated Aircraft Master Time Sharing Agreement dated as of February 24, 2015, as amended, in its entirety.

    NOW, THEREFORE, Company and each Lessee hereby agree as follows:
1.DEFINITIONS.
1.1Specific Terms. As used in used in this Agreement, the following defined terms have the following meanings:
(a)“Affiliate” means an entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, Company. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, through membership, by contract or otherwise. In addition, any entity (and its successors by way of change of organizational form) through which Company is pursuing a business venture will be deemed an Affiliate of Company so long as Company and/or its Affiliates (as otherwise defined above) possess the power to elect not less than twenty-five percent (25%) of the whole number of the board of directors of such entity or own not less than twenty-five percent (25%) of the assets or equity of such entity.
(b)“Agreement” is defined in the preamble.
(c)“Aircraft” means the Aircraft identified in Schedule 1, including the Airframe, the Engines, and the Aircraft Documents. Such Engines shall be deemed part of the “Aircraft” whether or not from time to time attached to the Airframe or removed from the Aircraft.
(d)“Aircraft Documents” means, as to the Aircraft, all flight records, maintenance records, historical records, modification records, overhaul records, manuals, logbooks, authorizations, drawings and data relating to the Airframe, any Engine, or any Part, that are required by Applicable Law to be created or maintained with respect to the maintenance and/or operation of the Aircraft.
(e)“Airframe” means the Airframe listed in Schedule 1 attached hereto and made a part hereof, as the same may be amended from time to time as set forth below, together with any and all Parts (including, but not limited to, landing gear and auxiliary power units but excluding Engines or engines) so long as such Parts shall be either incorporated or installed in or attached to the Airframe.
(f)“Applicable Law” means, without limitation, all applicable laws, treaties, international agreements, decisions and orders of any court, arbitration or governmental agency or authority and rules, regulations, orders, directives, licenses and permits of any governmental body, instrumentality, agency or authority, including, without limitation, the FAR and 49 U.S.C. § 41101, et seq., as amended.
(g)“Business Day” means Monday through Friday, exclusive of legal holidays under the laws of the United States or the State of Ohio.
(h)“Company” is defined in the preamble.

(i)“Effective Date” is defined in the preamble.
(j)“Engines” means, as to each Airframe, the engines identified in Schedule 1 (or any replacement or loaner engines), as the same may be amended from time to time as set forth below, together with any and all Parts so long as the same shall be either incorporated or installed in or attached to such Engine.
(k)“FAA” means the Federal Aviation Administration or any successor agency.
(l)“FAR” means collectively the Aeronautics Regulations of the Federal Aviation Administration and the Department of Transportation, as codified at Title 14, Parts 1 to 399 of the United States Code of Federal Regulations.
(m)“Flight” shall mean, as applicable, a flight conducted under this Agreement, from a departure point to a single destination or a flight from a departure point to one destination and back to the same departure point.
(n)“Flight Charges” means the amount calculated under Section 4.1 below.
(o)“Flight Hour” means each Flight hour, calculated in tenths of an hour, of use of the Aircraft by a Lessee, as recorded on the Aircraft hour meter.
(p)“Joinder” means that certain joinder in the form of Exhibit A to be executed by each new Lessee.
(q)“Lessee” is defined in the preamble. Upon execution of Joinder, each person named in and signing the joinder or supplement will become an additional Time Sharing Lessee, effective as of the date shown therein as to that person.
(r)“Operating Base” means Port Columbus Airport, Columbus, Ohio.
(s)“Operational Control” has the same meaning given the term in Section 1.1 of the FAR.
(t)“Parts” means, as to the Aircraft, all appliances, components, parts, instruments, appurtenances, accessories, furnishings or other equipment of whatever nature (other than complete Engines or engines) which may from time to time be incorporated or installed in or attached to the Airframe or any Engine and includes replacement parts.
(u)“Pilot in Command” has the same meaning given the term in Section 1.1 of the FAR.

(v)“Taxes” means all sales taxes, use taxes, retailer taxes, duties, fees, excise taxes, including, without limitation, federal transportation excise taxes, or other taxes of any kind which may be assessed or levied by any Taxing Jurisdiction as a result of the lease of the Aircraft to a Lessee, or the use of the Aircraft by a Lessee, or the provision of a taxable transportation service to a Lessee using the Aircraft.
(w)“Taxing Jurisdictions” means any federal, state, county, local, airport, district, foreign, or other governmental authority that imposes Taxes.
(x)“Term” means the term of this Agreement set forth in Section 3.
2.AGREEMENT TO LEASE.
2.1Lease of Aircraft. Company agrees to lease the Aircraft to each Lessee on an “as needed and as available” basis, and to provide a fully qualified flight crew for all Flights of each Lessee, in accordance with the terms and conditions of this Agreement.
2.2Independent Agreements. The Lessees are listed in a single document for the sole purpose of convenience of Company. This Agreement constitutes a separate Time Sharing Agreement as between Company and each Lessee. Without limiting the preceding sentence:
(a)Company may from time to time agree to add additional persons as a Lessee, without notice to the existing Lessees. Each such agreement will be evidenced by the Joinder, signed by the new Lessee(s), setting forth the new Lessee’s notice address, the date as to which this Agreement becomes effective as to the new Lessee, and his or her commitment to be bound by this Agreement.
(b)The rights and obligations of each Lessee are independent of one another. Under no circumstances will any Lessee be deemed liable for any monetary or non-monetary obligations of any other Lessee hereunder, whether jointly, severally, or by way of suretyship or guaranty.
(c)Termination of this Agreement as to any one or more of the Lessees does not terminate this Agreement as to any other Lessee.
2.3Intent and Interpretation. The parties hereto intend that this Agreement constitute, and this Agreement shall be interpreted as, a Time Sharing Agreement as defined in Section 91.501(c)(1) of the FAR.
2.1Non-Exclusivity. Each Lessee acknowledges that the Aircraft is leased to Lessees hereunder on a non-exclusive basis, and that the Aircraft will also be subject to use by Company and Company’s Affiliates, and may also be subject to non-exclusive lease to others during the Term.
3.TERM AND TERMINATION.
3.1Term. As to each Lessee and unless earlier terminated as set forth herein, the Term begins on the Effective Date, and ends on the December 31 next following; provided, however, that as to any person added as a Lessee after the Effective Date pursuant to

Section 2.2.(a) above, the Term will begin on the date specified in the Joinder adding the person as a Lessee. At the end of the initial Term or any subsequent Term, this Agreement will automatically be renewed for an additional one year Term.

3.2Termination.
(a)This Agreement terminates automatically as to any Lessee when that Lessee ceases to be an officer, director or employee of Company or of any Affiliate.
(b)Each Lessee may terminate this Agreement with or without cause on at least thirty (30) calendar days prior written notice to Company, and Company may terminate this Agreement as to any one or more Lessees with or without cause on at least thirty (30) calendar days prior written notice to the subject Lessee or Lessees, without need in either case to notify any Lessee as to whom this Agreement is not being terminated.
4.PAYMENTS.
4.1Flight Charges. Each Lessee shall pay Company for each Flight conducted for that Lessee under this Agreement an amount equal to that Lessee's pro rata share of the lesser of the amount calculated under Section 4.1(a) or Section 4.1(b):
(a)the product of the number of Flight Hours of the duration of the Flight, rounded to the nearest 1/10th of a Flight Hour, multiplied by the “Total Direct Costs Per Flight Hour” for the make and model of Aircraft as published by Conklin & de Decker Aviation Information, as updated from time to time, or
(b)the following listed actual expenses of each Flight, not to exceed the maximum amount legally payable for such Flight under FAR Section 91.501(d):
(i)fuel, oil, lubricants, and other additives;
(ii)travel expenses of the crew, including food, lodging and ground transportation;
(iii)hangar and tie down costs away from the Aircraft’s base of operation;
(iv)insurance obtained for the specific Flight;
(v)landing fees, airport taxes and similar assessments;
(vi)customs, foreign permit, and similar fees directly related to the Flight;
(vii)in-flight food and beverages;
(viii)passenger ground transportation;
(ix)flight planning and weather contract services; and

(x)an additional charge equal to one hundred percent (100%) of the expenses listed in subsection i) above.
5.INVOICES AND PAYMENT.
Company shall initially pay all expenses related to the operation of the Aircraft when and as such expenses are incurred for each applicable Flight, including all costs of repositioning the Aircraft to accommodate a Flight request, if permitted by Applicable Law. Within thirty (30) calendar days after the last day of any calendar quarter during which any Flight for the account of a Lessee has been conducted, Company shall provide an invoice to that Lessee for an amount determined in accordance with Section 4 above. Lessee shall remit the full amount of any such invoice, together with any applicable Taxes under Section 6, to Company within thirty (30) calendar days after the invoice date.
6.TAXES.
Lessee shall be responsible for paying, and Company shall be responsible for collecting from Lessee and paying over to the appropriate authorities, all applicable Taxes imposed by any Taxing Jurisdiction in connection with any use of the Aircraft by Lessee hereunder. Each party shall indemnify the other party against any and all claims, liabilities, costs and expenses (including attorney’s fees as and when incurred) arising out of its breach of this undertaking.
7.SCHEDULING FLIGHTS.
7.1Submitting Flight Requests. Each Lessee shall submit respective CEO/CLO pre-approved requests for Flights and proposed Flight schedules to Company as far in advance of any given Flight as possible, and in any case, at least twenty-four (24) hours in advance of Lessee’s planned departure. Requests for Flight time shall be made by the respective Lessee CEO Office and/or Office of Compliance through a Company Aircraft request form and subject to mutually agreed upon Aircraft approval process, as may be in effect at such time. The use of the Aircraft will be in accordance with all Company policies and procedures including, but not limited to, the Code of Conduct and the Global Anti-Corruption Policy. Lessee shall provide Company at least the following information for each proposed Flight at least twenty-four (24) hours prior to scheduled departure: (a) departure airport; (b) destination airport; (c) date and time of departure; (d) the number and nationality of anticipated passengers; (e) the nature and extent of luggage and/or cargo to be carried; (f) the date and time of return Flight, if any; (g) and any other information concerning the proposed Flight that may be pertinent or required by Company or Company’s flight crew or that may be required by the FAR or other Applicable Law.
7.2Approval of Flight Requests. Each use of the Aircraft by a Lessee will be subject to respective Lessee CEO/CLO approval and Aircraft availability. Company may approve or deny any Flight scheduling request in Company’s sole discretion. Company has final authority over the scheduling of the Aircraft but shall use reasonable efforts to accommodate Lessee’s needs for approved Flight requests and to avoid conflicts in scheduling. If two (2) or more Lessees make conflicting requests to use the Aircraft, Company in its sole discretion may determine which, if any, of such requests to accommodate. Company will provide Lessee written approval and commence trip planning services.
7.3Subordinated Use of Aircraft. Each Lessee’s rights to schedule use of the Aircraft during the Term of this Agreement are at all times subordinate to the Aircraft use requirements of Company and any Affiliate. Company and each Affiliate may at all times preempt any scheduled, unscheduled, and anticipated use of the Aircraft by a Lessee, notwithstanding any prior approval by Company of the Lessee’s request to schedule a Flight.
8.OPERATION.
8.1Leasehold Interest; Subordination. Company has an exclusive leasehold interest in the Aircraft. Each Lessee shall, to the extent permitted by Applicable Law, do all such further acts, deeds, assurances or things as may, in the reasonable opinion of Company, be necessary or desirable in order to protect or preserve Company’s leasehold interest in the Aircraft.
8.2Aircraft Maintenance. Company shall be solely responsible for maintenance, preventive maintenance and required or otherwise necessary inspections of the Aircraft and shall take such requirements into account in scheduling the Aircraft. No period of maintenance, preventative maintenance, or inspection shall be delayed or postponed for the purpose of scheduling the Aircraft.
8.3Flight Crews. Company shall provide to Lessee a qualified flight crew for each Flight. Company may, if it so chooses, elect not to hire its own pilots for any given Flight, but to contract instead for pilot services from a third party vendor. Whether or not the flight crew is supplied by a third party vendor, the flight crew is under the exclusive command and control of Company in all phases of all Flights. All flight crewmembers shall be included on any insurance policies that Company is required to maintain hereunder.
8.4OPERATIONAL CONTROL. COMPANY SHALL HAVE AND MAINTAIN OPERATIONAL CONTROL OF THE AIRCRAFT FOR ALL FLIGHTS OPERATED UNDER THIS AGREEMENT. THE PARTIES INTEND THAT THIS AGREEMENT CONSTITUTE A “TIME SHARING AGREEMENT” AS DEFINED IN SECTION 91.501(C)(1) OF THE FAR. COMPANY SHALL EXERCISE EXCLUSIVE AUTHORITY OVER INITIATING, CONDUCTING, OR TERMINATING ANY FLIGHT CONDUCTED ON BEHALF OF A LESSEE PURSUANT TO THIS AGREEMENT.
8.5Authority of Pilot in Command. Notwithstanding that Company shall have Operational Control of the Aircraft during any Flight conducted pursuant to this Agreement, the Pilot in Command, in his or her sole discretion, may terminate any Flight, refuse to commence any Flight, or take any other flight-related action that, in the judgment of the Pilot in Command, is necessitated by considerations of safety. The Pilot in Command shall have final and complete authority to postpone or cancel any Flight for any reason or condition that, in his or her judgment, would compromise the safety of the Flight. No such action of the Pilot in Command shall create or support any liability of Company to a Lessee for loss, injury, damage or delay.

8.6Force Majeure. Company shall not be liable for delay or failure to furnish the Aircraft and flight crew pursuant to this Agreement when such failure is caused by government regulation or authority, mechanical difficulty, war, civil commotion, strikes or labor disputes, weather conditions, pandemics and endemics, acts of God or other unforeseen or unanticipated circumstances.
9.INSURANCE.
Insurance. Company shall maintain, or cause to be maintained, comprehensive aircraft and liability insurance against bodily injury and property damage claims, for each single occurrence and hull insurance for the full replacement cost of the Aircraft. Further, Company will cause each Lessee to be named as an additional insured on all such policies of insurance, and Company will provide any Lessee with a certificate of insurance upon request.
10.USE BY LESSEE.
Each Lessee shall: (a) use the Aircraft solely for and on account of his or her own personal or business use, and shall not use the Aircraft for the purpose of providing transportation of passengers or cargo for compensation or hire or for common carriage; (b) refrain from incurring any mechanic’s or other lien in connection with inspection, preventative maintenance, maintenance or storage of the Aircraft, whether permissible or impermissible under this Agreement; (c) not attempt to convey, mortgage, assign, lease, sublease, or any way alienate the Aircraft or create any kind of lien or security interest involving the Aircraft or do anything or take any action that might mature into such a lien; and (d) abide by and conform, during the Term, to all Applicable Laws, governmental and airport orders, rules and regulations, as shall from time to time be in effect relating in any way to the operation and use of the Aircraft by a time sharing Lessee.
11.MISCELLANEOUS.
11.1Notices. All notices hereunder shall be delivered by hand, sent by reputable guaranteed overnight delivery service with verification of receipt, or sent by first-class United States mail, certified, postage prepaid, return receipt requested. Notice shall be deemed given when delivered or sent in the manner provided herein.
If to Company:
L Brands Service Company, LLC
    c/o L Brands, Inc.
    Three Limited Parkway
    Columbus, OH 43230
Attention: Office of the General Counsel
If to a Lessee, at the notice address listed for such Lessee on the signature page(s) hereto or the Joinder.
At any time, Company may change its address for purposes of notices under this Agreement by giving notice to the Lessees as set forth in this Section 11.1. At any time, any Lessee may change its address for purposes of notices under this Agreement by giving notice to Company as set forth in this Section 11.1.

11.2No Waiver. No purported waiver by either party of any default by the other party of any term or provision contained herein shall be deemed to be a waiver of such term or provision unless the waiver is in writing and signed by the waiting party. No such waiver shall in any event be deemed a waiver of any subsequent default under the same or any other term or provision contained herein.
11.3Entire Agreement; Amendment. This Agreement sets forth the entire understanding between the parties and incorporates all prior negotiations and agreements between the parties concerning the subject matter hereof. There are no covenants, promises, agreements, conditions or understandings, either oral or written, between the parties relating to the subject matter of this Agreement other than those set forth herein. No representation or warranty has been made by or on behalf of any party (or any officer, director, employee or agent thereof) to induce any other party to enter into this Agreement or to abide by or consummate any transaction contemplated by any terms of this Agreement, except representations and warranties, if any, expressly set forth herein. No alteration, amendment, change or addition to this Agreement shall be binding upon either party unless in writing and signed by the party to be charged. Whenever in this Agreement any printed portion has been stricken out, whether or not any relative provision has been added, this Agreement shall be construed as if the material so stricken was never included herein and no inference shall be drawn from the material so stricken out which would be inconsistent in any way with the construction or interpretation which would be appropriate if such material were never contained herein.
11.4No Agency or Partnership. Nothing contained in this Agreement shall be deemed or construed by the parties hereto or by any third person to create the relationship of principal and agent or of partnership or joint venture.
11.5Successors and Assigns. This Agreement, obligations hereunder, and/or rights herein granted may not be assigned, transferred or encumbered to or by any party without the prior written consent of another party; provided, however, that the rights and obligations of Company may be assigned to Affiliates of Company without the consent of the Lessees. Any purported or attempted transfer or assignment in contravention of this Section 11.5 shall be void and of no effect. Subject to this Section 11.5, each and all of the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and, except as otherwise specifically provided in this Agreement, their respective successors and permitted assigns.
11.6Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Agreement.
11.7Limitation of Liability. LESSEE COVENANTS AND AGREES THAT THE INSURANCE DESCRIBED IN SECTION 9 HEREOF SHALL BE THE SOLE RECOURSE FOR ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, SUITS,

CAUSES OF ACTION, LOSSES, PENALTIES, FINES, EXPENSES OR DAMAGES, INCLUDING ATTORNEYS’ FEES, COURT COSTS AND WITNESS FEES, ATTRIBUTABLE TO THE USE, OPERATION OR MAINTENANCE OF THE AIRCRAFT PURSUANT TO THIS AGREEMENT OR PERFORMANCE OF OR FAILURE TO PERFORM ANY OBLIGATION UNDER THIS AGREEMENT.
11.8Captions; Recitals. The captions and section numbers appearing in this Agreement are inserted only as a matter of convenience. They do not define, limit, construe or describe the scope or intent of the provisions of this Agreement. The recitals at the beginning of this Agreement are intended to give an understanding of the factual background that led the parties to enter into this Agreement. The recitals are not intended to be warranties, representations, covenants, or otherwise contractually binding.
11.9Prohibited or Unenforceable Provisions. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibitions or unenforceability in any other jurisdiction. To the extent permitted by applicable law, each of Company and Lessees hereby waives any provision of applicable law which renders any provision hereof prohibited or unenforceable in any respect.
11.10Governing Law. The laws of the State of Ohio, without giving effect to principles of conflicts of law, govern all matters arising under this Agreement, including all tort claims. The parties hereby consent and agree to submit to the exclusive jurisdiction and venue of the United States District Court for Southern District Eastern Division in Ohio in any proceedings hereunder, and each hereby waives any objection to any such proceedings based on improper venue or forum non-conveniens or similar principles. The parties hereto hereby further consent and agree to the exercise of such personal jurisdiction over them by such courts with respect to any such proceedings, waive any objection to the assertion or exercise of such jurisdiction and consent to process being served in any such proceedings in the manner provided for the giving of notices hereunder.
11.11Counterparts. This Agreement may be executed in several counterparts, and/or by execution of counterpart signature pages, which may be attached to one or more counterparts, and all counterparts so executed shall constitute one agreement binding on all of the parties hereto, notwithstanding that all the parties are not signatory to the original or to the same counterpart. In addition, any counterpart signature page may be executed by any party wherever that party is located, and may be delivered by attachment to email, telephone facsimile transmission, and any such email or facsimile transmitted signature page may be attached to one or more counterparts of this Agreement, and such faxed and emailed signatures shall have the same force and effect, and be as binding, as original signatures executed and delivered in person.
12.AMENDMENTS, ADDENDA, SUPPLEMENTS, SCHEDULES AND EXHIBITS.
12.1Amendments, Addenda, and Supplements. Each Lessee (including every person who later becomes a Lessee) authorizes Company at any time, and from time to time, to do any or all of the following in the name of, and on behalf of, the Lessee, which authorization and power is coupled with an interest and shall be irrevocable:
(a)Execute and deliver any document (including amendments, addenda or supplements to this Agreement) evidencing (i) the addition of any person or persons as Lessee; (ii) the cessation of the Term of this Agreement as to any person or persons as Lessee; or (iii) the addition, withdrawal or substitution of the Aircraft.
(b)File any such document with the FAA and/or such other governmental agencies or offices as Company shall judge to be necessary or desirable to implement the intent of this Agreement.
12.2Schedules and Exhibits. Each schedule or exhibit that is referred to in and attached to this Agreement is incorporated in this Agreement by reference.
13.DISCLAIMER.
EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, COMPANY HAS MADE NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE AIRCRAFT, INCLUDING ANY WITH RESPECT TO ITS CONDITION, MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR TO ANY OTHER PERSON FOR ANY DIRECT OR INDIRECT, INCIDENTAL, CONSEQUENTIAL OR SPECIAL DAMAGES, HOWEVER ARISING.
14.TRUTH-IN-LEASING COMPLIANCE AND DISCLOSURES.
14.1Truth-in-leasing Compliance. Company, on behalf of each Lessee, shall (i) deliver a copy of this Agreement to the Federal Aviation Administration, Aircraft Registration Branch, Attn: Technical Section, P.O. Box 25724, Oklahoma City, Oklahoma 73125 within twenty-four (24) hours of the execution of this Agreement and (ii) notify the appropriate Flight Standards District Office at least forty-eight (48) hours prior to the first Flight under this Agreement of the registration number of the Aircraft, and the location of the airport of departure and departure time for such Flight
14.2Truth-in-leasing Disclosures. WITHIN THE TWELVE (12) MONTH PERIOD PRECEDING THE EFFECTIVE DATE, THE AIRCRAFT HAS BEEN INSPECTED AND MAINTAINED IN ACCORDANCE WITH THE FOLLOWING PROVISIONS OF THE FAR: 91.409 (f) (3): A CURRENT INSPECTION PROGRAM RECOMMENDED BY THE MANUFACTURER. THE PARTIES HERETO CERTIFY THAT DURING THE TERM OF THIS AGREEMENT AND FOR ALL OPERATIONS CONDUCTED HEREUNDER, THE AIRCRAFT WILL BE MAINTAINED AND INSPECTED IN ACCORDANCE WITH THE PROVISIONS OF FAR 91.409 (f) (3). COMPANY ACLNOWLEDGES AND CERTIFIES BY ITS SIGNATURE BELOW THAT IT SHALL HAVE AND RETAIN OPERATIONAL CONTROL OF THE AIRCRAFT DURING ALL OPERATIONS CONDUCTED PURSUANT TO THIS AGREEMENT AND THAT COMPANY SHALL IN FACT BE THE OPERATOR OF THE AIRCRAFT. EACH PARTY HERETO CERTIFIES THAT IT UNDERSTANDS THE EXTENT OF ITS RESPONSIBILITIES FOR COMPLIANCE WITH

APPLICABLE FEDERAL AVIATION REGULATIONS AS SET FORTH HEREIN. AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE NEAREST FEDERAL AVIATION ADMINISTRATION FLIGHT STANDARDS DISTRICT OFFICE (FSDO). THE PARTIES HERETO CERTIFY THAT A TRUE COPY OF THIS AGREEMENT SHALL BE CARRIED ON THE AIRCRAFT AT ALL TIMES AND SHALL BE MADE AVAILABLE FOR INSPECTION UPON REQUEST BY AN APPROPRIATELY CONSTITUTED AND IDENTIFIED REPRESENTATIVE OF THE ADMINISTRATOR OF THE FAA.
[Signature page follows]

The parties have signed this Agreement to be effective as of the Effective Date.
Company:
L Brands Service Company, LLC
By:     /s/ Timothy J. Faber
Name: Timothy J. Faber
Title: Senior Vice President
Lessee:
        /s/ Andrew Meslow
Name:     Andrew Meslow
Address for Notices:     Three Limited Parkway, Columbus, OH 43230
[Signature page follows]

SCHEDULE 1
AIRCRAFT

Aircraft U.S. Registration Number	Aircraft Serial Number	Airframe Manufacturer	Airframe Model	Engine Manufacturer; Model & Quantity	Engine Serial Numbers
N200LS	5911	Bombardier	CL-600-2B16- Challenger	General Electric Company CF34-3B	801171 and 801172

[Schedule 1]

Exhibit A
FORM OF JOINDER OF NEW LEASE
This Joinder is made by and between the undersigned and L Brands Service Company, LLC (f/k/a Limited Service Corporation and Limited Brands Service Company, LLC), a Delaware limited liability company (“Company”), and has been entered into and shall be effective as of [●] (the “Effective Date”). Reference is made to that certain Second Amended and Restated Master Aircraft Time Sharing Agreement of Company, effective August 13, 2021 (as amended and in effect from time to time, the “Agreement”).
Capitalized terms not otherwise defined have the meanings set forth in the Agreement.
The undersigned hereby acknowledges that (i) the undersigned has been provided with a true, complete, and accurate copy of the current Agreement, and (ii) by executing this Joinder, irrevocably acknowledges receipt thereof. The undersigned desires to join the Agreement as a Lessee, subject to the terms and conditions set forth in the Agreement.
The undersigned hereby acknowledges that the undersigned will benefit directly from the Agreement and is delivering this Joinder to Company as required pursuant to the Agreement. The undersigned acknowledges and agrees that becoming a signatory to the Agreement and delivery of this executed Joinder is a condition precedent to becoming a Lessee, and party to the Agreement. The undersigned agrees with and guarantees to Company and all parties to the Agreement that the undersigned shall abide by the terms and conditions of the Agreement.
By execution hereof, the undersigned hereby joins in as a Lessee to and signatory of the Agreement and shall be bound by all the terms thereof.
IN WITNESS WHEREOF, the undersigned has executed this Joinder as of the date first above written.
Lessee:
By: _____________________________________________
Print Name:
Title:
Address for Notices (Section 11.1 of Agreement):

[Exhibit A]